PORTFOLIO OF INVESTMENTS – as of March 31, 2020 (Unaudited)

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 78.0% of Net Assets
Non-Convertible Bonds – 76.7%
	ABS Car Loan – 10.0%
$ 2,805,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024(a)	$2,275,436
782,935	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.250%, 0.862%, 1/18/2022(a)(b)	780,222
3,845,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024(a)	3,880,200
2,500,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024(a)	2,537,117
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A	1,157,195
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	992,031
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025	1,822,779
135,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	124,533
1,435,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025	1,459,467
1,038,250	CarMax Auto Owner Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.200%, 0.905%, 10/15/2021(a)(b)	1,037,969
1,817,517	CarMax Auto Owner Trust, Series 2018-4, Class A2B, 1-month LIBOR + 0.200%, 0.905%, 2/15/2022(a)(b)	1,810,267
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025	1,038,628
7,285,000	CarMax Auto Owner Trust, Series 2019-1, Class A3, 3.050%, 3/15/2024(a)	7,407,360
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	2,393,966
53,373	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A(a)	53,202
815,000	CPS Auto Receivables Trust, Series 2017-D, Class D, 3.730%, 9/15/2023, 144A(a)	803,582
230,000	CPS Auto Receivables Trust, Series 2018-A, Class C, 3.050%, 12/15/2023, 144A(a)	226,295
1,795,000	CPS Auto Receivables Trust, Series 2018-D, Class C, 3.830%, 9/15/2023, 144A(a)	1,788,151
525,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A(a)	521,593
1,205,000	Credit Acceptance Auto Loan Trust, Series 2018-2A, Class C, 4.160%, 9/15/2027, 144A(a)	1,180,750
4,745,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)	4,640,317
2,955,000	Drive Auto Receivables Trust, Series 2018-1, Class D, 3.810%, 5/15/2024(a)	2,949,861
195,000	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.300%, 9/16/2024(a)	193,534
2,395,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026(a)	2,367,234
1,330,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	1,317,725

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Car Loan – continued
$ 2,365,000	Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.490%, 6/15/2023(a)	$2,344,815
2,155,000	DT Auto Owner Trust, Series 2018-3A, Class C, 3.790%, 7/15/2024, 144A(a)	2,117,054
1,390,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.150%, 3/15/2024, 144A	1,382,060
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	1,542,864
635,000	First Investors Auto Owner Trust , Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	604,161
1,475,000	First Investors Auto Owner Trust , Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,355,248
220,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.350%, 11/15/2022, 144A(a)	218,449
650,000	Flagship Credit Auto Trust, Series 2016-3, Class D, 3.890%, 11/15/2022, 144A(a)	649,837
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A	3,229,004
317,034	Ford Credit Auto Lease Trust, Series 2018-B, Class A2B, 1-month LIBOR + 0.160%, 0.865%, 4/15/2021(a)(b)	317,029
1,260,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A(a)	1,234,732
5,030,000	GLS Auto Receivables Trust, Series 2019-A, Class C, 3.540%, 2/18/2025, 144A	4,354,528
213,996	GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A2B, 1-month LIBOR + 0.110%, 0.815%, 7/16/2021(a)(b)	213,931
1,362,000	Hertz Vehicle Financing II LP, Series 2017-2A, Class A, 3.290%, 10/25/2023, 144A(a)	1,310,090
3,045,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A1, 1-month LIBOR + 0.850%, 1.555%, 4/18/2022, 144A(a)(b)	3,042,793
4,355,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A1, 1-month LIBOR + 0.680%, 1.385%, 10/17/2022, 144A(a)(b)	4,132,949
2,590,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 1.345%, 2/15/2023, 144A(a)(b)	2,460,326
2,820,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A1, 1-month LIBOR + 0.600%, 1.305%, 10/15/2023, 144A(a)(b)	2,562,951
341,017	Nissan Auto Receivables Owner Trust, Series 2017-A, Class A3, 1.740%, 8/16/2021(a)	340,546
544,135	Nissan Auto Receivables Owner Trust, Series 2018-B, Class A2B, 1-month LIBOR + 0.100%, 0.805%, 7/15/2021(a)(b)	543,181
3,045,000	Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.150%, 11/15/2021, 144A(a)	3,050,612
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	820,282
3,585,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.880%, 2/15/2024(a)	3,569,516
2,720,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024(a)	2,687,016
4,140,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	4,091,954
353,000	Tidewater Auto Receivables Trust, Series 2018-AA, Class D, 4.300%, 11/15/2024, 144A	328,672

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Car Loan – continued
$ 1,352,327	Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2B, 1-month LIBOR + 0.120%, 0.825%, 8/16/2021(a)(b)	$1,350,909
3,025,000	United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.160%, 8/12/2024, 144A(a)	2,922,328
530,034	Volkswagen Auto Loan Enhanced Trust, Series 2018-1, Class A2B, 1-month LIBOR + 0.180%, 0.953%, 7/20/2021(a)(b)	528,849
4,605,000	Volvo Financial Equipment Master Owner Trust, Series 2018-A, Class A, 1-month LIBOR + 0.520%, 1.225%, 7/17/2023, 144A(a)(b)	4,551,845
740,000	Westlake Automobile Receivables Trust, Series 2018-1A, Class D, 3.410%, 5/15/2023, 144A(a)	707,771
1,175,957	Westlake Automobile Receivables Trust, Series 2018-3A, Class A2B, 1-month LIBOR + 0.350%, 1.055%, 1/18/2022, 144A(a)(b)	1,171,931
1,140,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.000%, 10/16/2023, 144A(a)	1,138,906
1,606,149	World Omni Automobile Lease Securitization Trust, Series 18-B, Class A2B, 1-month LIBOR + 0.180%, 0.885%, 6/15/2021(a)(b)	1,602,193

		107,238,746

	ABS Credit Card – 1.2%
5,425,000	Discover Card Execution Note Trust, Series 2018-A3, Class A3, 1-month LIBOR + 0.230%, 0.935%, 12/15/2023(a)(b)	5,358,384
640,000	Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023, 144A(a)	571,271
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026(a)	6,754,316

		12,683,971

	ABS Home Equity – 9.0%
1,119,799	Ajax Mortgage Loan Trust, Series 2017-B, Class A, 3.163%, 9/25/2056, 144A(a)(c)	1,096,191
298,968	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	305,123
328,001	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	334,974
540,059	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	529,908
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	291,649
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,057,180
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	996,445
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	2,871,883
1,281,000	AMSR Trust, Series 2019-SFR1, Class B, 3.023%, 1/19/2039, 144A(a)	1,211,420
482,435	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	477,060
550,054	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	551,324
372,136	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	345,412

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 296,843	Bayview Opportunity Master Fund IVa Trust, Series 2019-RN2, Class A1, 3.967%, 3/28/2034, 144A(c)	$295,385
4,004,626	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(c)	3,872,938
1,157,717	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(c)	1,066,768
2,767,554	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059, 144A(c)	2,530,181
2,146,515	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(c)	2,116,128
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A	2,207,694
1,065,000	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(a)(c)	1,051,769
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A	1,528,307
459,277	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	470,420
872,266	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	898,450
61,934	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 4.104%, 9/20/2034(a)(c)(d)(e)	53,064
2,443,830	Credit Suisse Mortgage Trust, Series 2018-RPL2, Class A1, 4.030%, 8/25/2062, 144A(c)	2,236,295
1,087,494	Credit Suisse Mortgage Trust, Series 2018-RPL7, Class A1, 4.000%, 8/26/2058, 144A	1,126,380
2,579,723	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 3.318%, 12/26/2059, 144A(c)	2,443,295
182,531	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	187,566
488,596	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 1.080%, 9/19/2045(b)	332,009
1,357,342	Dukinfield II PLC, Series 2, Class A, 3-month LIBOR + 1.250%, 1.787%, 12/20/2052, (GBP)(a)(b)	1,634,818
1,421,609	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 3.147%, 1/25/2030(b)	1,256,103
320,000	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C07, Class 1M2, 1-month LIBOR + 2.400%, 3.347%, 5/25/2030(b)	284,735
698,325	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 1-month LIBOR + 2.200%, 3.147%, 2/25/2024(a)(b)	693,498
183,855	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 1-month LIBOR + 1.650%, 2.597%, 4/25/2024(a)(b)	180,531
948,348	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 2.797%, 10/25/2027(a)(b)	923,686
130,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 2.747%, 7/25/2030(b)	106,600

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 2,968,975	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)(c)	$2,926,920
1,183,107	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.129%, 8/25/2060, 144A(a)(b)	1,158,714
708,393	Grand Avenue Mortgage Loan Trust, Series 2017-RPL1, Class A1, 3.250%, 8/25/2064, 144A	665,854
591,370	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 2.167%, 9/25/2034(b)	481,975
2,505,665	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.210%, 1.157%, 2/25/2046(b)	1,810,998
2,614,643	Invitation Homes Trust, Series 2018-SFR1, Class E, 1-month LIBOR + 2.000%, 2.800%, 3/17/2037, 144A(b)	2,036,478
4,475,000	Invitation Homes Trust, Series 2018-SFR2, Class E, 1-month LIBOR + 2.000%, 2.705%, 6/17/2037, 144A(b)	3,529,798
1,224,764	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	1,266,106
1,418,600	Lanark Master Issuer PLC, Series 2019-1A, Class 1A1, 3-month LIBOR + 0.770%, 2.453%, 12/22/2069, 144A(a)(b)	1,408,500
2,309,484	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(c)	2,256,054
2,037,195	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(c)	1,948,454
1,935	Lehman XS Trust, Series 2006-12N, Class A2A1, 1-month LIBOR + 0.150%, 1.097%, 8/25/2046(b)(d)(e)	1,877
446,562	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.260%, 1.207%, 2/25/2046(b)	348,435
262,742	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 4.336%, 5/25/2034(a)(c)(d)(e)	247,828
295,430	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	300,223
278,108	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	283,534
341,531	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	350,862
1,036,994	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	1,078,049
68,530	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 3.768%, 5/25/2036(a)(c)(d)(e)	60,751
425,953	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(d)(e)	364,552
879,156	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	855,555
2,076,309	Onslow Bay Financial LLC , Series 2019-EXP3, Class 1A8, 3.500%, 10/25/2059, 144A(a)(c)	2,051,129
895,000	Preston Ridge Partners Mortgage LLC, Series 2018-1A, Class A2, 5.000%, 4/25/2023, 144A(c)	929,691
1,808,868	Preston Ridge Partners Mortgage LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(c)	1,750,145
3,989,596	Preston Ridge Partners Mortgage LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025, 144A(c)	3,152,926
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	894,189

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Home Equity – continued
$ 681,000	Progress Residential Trust, Series 2017-SFR2, Class E, 4.142%, 12/17/2034, 144A	$630,686
564,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	507,393
2,398,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	2,119,876
3,186,688	RCO V Mortgage LLC, Series 2019-1, Class A1, 3.721%, 5/24/2024, 144A(c)	3,029,976
1,189,960	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	906,166
960,528	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(a)(c)	956,876
3,339,282	Sequoia Mortgage Trust, Series 2019-CH1, Class A1, 4.500%, 3/25/2049, 144A(a)(c)	3,333,449
2,767,388	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 1.257%, 7/25/2035(b)	1,871,544
1,373,463	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(a)(c)	1,363,275
1,029,757	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.750%, 10/25/2057, 144A(a)(c)	1,030,560
1,660,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.750%, 3/17/2038, 144A(a)	1,557,819
4,674,663	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(c)	3,939,596
1,507,310	Vericrest Opportunity Loan Trust, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(c)	1,333,447
3,849,016	Vericrest Opportunity Loan Trust, Series 2020-NPL3, Class A1A, 2.981%, 2/25/2050, 144A(c)	3,517,589

		96,823,038

	ABS Other – 5.6%
754,920	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	751,032
2,235,621	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(a)(c)	1,822,741
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	349,178
994,583	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(c)	727,745
1,335,469	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682%, 12/16/2041, 144A(a)(c)	909,028
250,000	CCG Receivables Trust, Series 2018-1, Class C, 3.420%, 6/16/2025, 144A(a)	250,013
580,000	Chesapeake Funding II LLC, Series 2017-2A, Class D, 3.710%, 5/15/2029, 144A	579,547
775,000	Chesapeake Funding II LLC, Series 2017-4A, Class D, 3.260%, 11/15/2029, 144A	743,817
790,000	Chesapeake Funding II LLC, Series 2018-1A, Class C, 3.570%, 4/15/2030, 144A(a)	793,119
2,125,000	Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.920%, 4/15/2030, 144A	2,144,458

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Other – continued
$ 345,855	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	$346,482
1,372,751	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	1,363,630
1,945,657	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A(a)	1,871,641
3,100,000	Fairstone Financial Issuance Trust I, Series 2019-1A, Class A, 3.948%, 3/21/2033, 144A, (CAD)(a)	2,201,654
2,167,551	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)(f)(g)	1,791,264
965,374	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)(f)(g)	552,966
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)(g)(h)	—
817,388	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(f)(i)	790,749
4,467,417	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A(a)	3,270,604
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A	886,421
2,198,142	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A(a)	1,606,086
1,334,319	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A(a)	1,003,046
1,739,304	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,202,434
770,054	Marlette Funding Trust, Series 2019-1A, Class A, 3.440%, 4/16/2029, 144A(a)	743,510
2,171,349	Marlette Funding Trust, Series 2019-3A, Class A, 2.690%, 9/17/2029, 144A(a)	2,101,168
650,960	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	595,279
1,100,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 1.577%, 9/25/2023, 144A(a)(b)	1,066,974
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	2,873,829
3,100,000	OneMain Financial Issuance Trust, Series 2016-1A, Class C, 6.000%, 2/20/2029, 144A(a)	2,985,113
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	2,732,769
810,000	Oxford Finance Funding Trust, Series 2019-1A, Class A2, 4.459%, 2/15/2027, 144A	817,197
3,980,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.430%, 11/22/2027, 144A	3,470,053
4,162,091	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A(a)	2,931,479
3,718,000	SCF Equipment Trust LLC, Series 2018-1A, Class C, 4.210%, 4/20/2027, 144A(a)	3,634,833
580,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	485,976
1,094,221	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A(a)	1,084,053

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Other – continued
$ 1,690,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class B, 3.790%, 4/26/2027, 144A(a)	$1,610,046
1,010,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A(a)	910,075
1,047,076	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A(a)	736,844
1,360,333	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(a)	1,316,699
2,941,391	Verizon Owner Trust, Series 2017-3A, Class A1B, 1-month LIBOR + 0.270%, 1.043%, 4/20/2022, 144A(a)(b)	2,929,774
1,037,652	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A(a)	748,069

		59,731,395

	ABS Student Loan – 1.8%
3,279,840	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A(a)	3,244,660
2,762,601	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033(a)	2,881,752
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A(a)	3,438,700
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A	1,064,346
695,000	Navient Student Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A(a)	627,999
774,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 4.459%, 6/15/2032(a)(b)	715,890
2,169,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 4.363%, 3/15/2033(a)(b)	2,151,921
236,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 4.477%, 3/15/2033(b)	214,760
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A(a)	828,983
1,079,341	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 1.455%, 10/15/2035, 144A(a)(b)	1,022,699
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A(a)	176,321
169,549	SMB Private Education Loan Trust, Series 2018-C, Class A1, 1-month LIBOR + 0.300%, 1.005%, 9/15/2025, 144A(a)(b)	169,375
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A(a)	541,964
802,936	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	816,894
125,000	SoFi Professional Loan Program LLC, Series 2016-C, Class B, 3.350%, 5/25/2037, 144A(a)(c)	127,107
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A(a)	1,216,583

		19,239,954

	ABS Whole Business – 3.0%
4,256,338	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A(a)	4,244,425

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	ABS Whole Business – continued
$ 3,287,050	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A(a)	$3,096,012
496,250	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	471,651
2,843,548	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	2,752,895
211,775	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.116%, 7/25/2048, 144A	204,473
1,483,575	Driven Brands Funding LLC, Series 2018-1A, Class A2, 4.739%, 4/20/2048, 144A	1,435,225
2,168,613	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	2,264,273
2,979,625	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	2,808,088
2,423,925	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,196,306
2,581,725	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	2,529,122
5,530,000	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.318%, 11/25/2048, 144A	5,391,805
3,367,488	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	3,048,485
725,813	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	640,922
891,000	Wingstop Funding LLC, Series 2018-1, Class A2, 4.970%, 12/05/2048, 144A	856,723

		31,940,405

	Aerospace & Defense – 1.8%
1,635,000	Boeing Co. (The), 2.250%, 6/15/2026	1,440,520
7,380,000	Boeing Co. (The), 2.700%, 5/01/2022	6,984,570
700,000	Boeing Co. (The), 2.950%, 2/01/2030	656,069
70,000	Boeing Co. (The), 3.100%, 5/01/2026	64,396
25,000	Boeing Co. (The), 3.550%, 3/01/2038	21,908
15,000	Boeing Co. (The), 3.625%, 3/01/2048	13,037
375,000	Boeing Co. (The), 3.750%, 2/01/2050	342,231
325,000	Boeing Co. (The), 3.850%, 11/01/2048	292,656
575,000	Boeing Co. (The), 3.950%, 8/01/2059	516,056
1,260,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,111,950
220,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	193,822

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Aerospace & Defense – continued
$ 3,425,000	General Dynamics Corp., 3-month LIBOR + 0.380%, 2.111%, 5/11/2021(a)(b)	$3,343,689
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	2,565,555
305,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	259,190
125,000	TransDigm, Inc., 5.500%, 11/15/2027, 144A	112,187
1,510,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	1,504,337

		19,422,173

	Airlines – 0.7%
3,570,329	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	2,320,714
6,950,000	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	5,391,601

		7,712,315

	Automotive – 3.1%
640,000	American Honda Finance Corp., 1.950%, 5/20/2022(a)	630,730
4,780,000	Daimler Finance North America LLC, 3.400%, 2/22/2022, 144A(a)	4,646,326
3,585,000	General Motors Financial Co., Inc., 3-month LIBOR + 0.850%, 2.728%, 4/09/2021(b)	3,227,452
2,625,000	Hyundai Capital America, 2.375%, 2/10/2023, 144A	2,474,827
7,750,000	Hyundai Capital America, 3.950%, 2/01/2022, 144A(a)	7,811,023
6,865,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A	6,725,367
7,925,000	Toyota Industries Corp., 3.110%, 3/12/2022, 144A(a)	8,013,829

		33,529,554

	Banking – 4.6%
155,000	Ally Financial, Inc., 3.875%, 5/21/2024	139,500
505,000	Ally Financial, Inc., 5.750%, 11/20/2025	493,991
4,910,000	American Express Co., 3-month LIBOR + 0.600%, 2.341%, 11/05/2021(a)(b)	4,833,011
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 27.063%, 11/07/2022, 144A, (ARS)(b)	505,320
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	140,195
23,000,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.500%, 38.708%, 8/09/2020, 144A, (ARS)(b)	257,635

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Banking – continued
$ 735,000	CIT Group, Inc., 4.125%, 3/09/2021	$723,975
620,000	CIT Group, Inc., 5.000%, 8/01/2023	596,508
275,000	CIT Group, Inc., 5.250%, 3/07/2025	268,125
1,430,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A(a)	1,329,039
2,550,000	JPMorgan Chase & Co., 3-month LIBOR + 0.680%, 2.260%, 6/01/2021(a)(b)	2,518,559
6,690,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031(a)	7,733,628
6,720,000	Mitsubishi UFJ Financial Group, Inc., 3-month LIBOR + 0.650%, 2.444%, 7/26/2021(a)(b)	6,440,360
8,450,000	Morgan Stanley, (fixed rate to 3/24/2050, variable rate thereafter), 5.597%, 3/24/2051(a)	11,719,298
5,370,000	PNC Bank NA, 3-month LIBOR + 0.430%, 1.429%, 12/09/2022(a)(b)	5,070,394
3,460,000	Standard Chartered PLC, (fixed rate to 1/20/2022, variable rate thereafter), 4.247%, 1/20/2023, 144A(a)	3,475,016
2,490,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A	2,551,727

		48,796,281

	Building Materials – 0.1%
1,115,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	909,840
200,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	169,002

		1,078,842

	Cable Satellite – 0.9%
1,585,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	1,553,300
175,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	170,660
310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	318,556
1,060,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	1,143,199
265,000	Sirius XM Radio, Inc., 4.625%, 7/15/2024, 144A	268,956
1,355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	1,375,190
255,000	Sirius XM Radio, Inc., 5.375%, 4/15/2025, 144A	257,547
485,000	Sirius XM Radio, Inc., 5.375%, 7/15/2026, 144A	494,652
110,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	112,200
445,000	Videotron Ltd., 5.000%, 7/15/2022	443,888

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Cable Satellite – continued
$ 1,225,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	$1,243,375
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,696,503
900,000	Ziggo BV, 5.500%, 1/15/2027, 144A	900,000

		9,978,026

	Chemicals – 0.1%
2,870,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	1,204,855

	Construction Machinery – 0.5%
5,460,000	United Rentals North America, Inc., 4.000%, 7/15/2030	4,886,700

	Consumer Cyclical Services – 0.9%
270,000	eBay, Inc., 4.000%, 7/15/2042	253,307
4,440,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	4,383,168
5,160,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	5,121,300

		9,757,775

	Diversified Manufacturing – 0.1%
905,000	Carrier Global Corp., 1.923%, 2/15/2023, 144A	890,960

	Electric – 1.9%
20,000	AES Corp. (The), 4.500%, 3/15/2023	19,600
105,000	AES Corp. (The), 4.875%, 5/15/2023	101,061
985,000	AES Corp. (The), 5.125%, 9/01/2027	987,443
325,000	AES Corp. (The), 5.500%, 4/15/2025	317,570
115,000	AES Corp. (The), 6.000%, 5/15/2026	113,275
2,855,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(a)	3,012,025
4,405,000	Florida Power & Light Co., 3-month LIBOR + 0.400%, 2.137%, 5/06/2022(a)(b)	4,154,143
480,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	494,400
1,075,000	NRG Energy, Inc., 5.750%, 1/15/2028	1,096,500
10,765,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	9,582,969

		19,878,986

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Finance Companies – 2.4%
$ 905,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	$700,778
2,430,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	1,851,256
6,000,000	Aircastle Ltd., 4.250%, 6/15/2026	5,194,098
6,525,000	Ares Capital Corp., 3.250%, 7/15/2025	5,178,623
90,000	Navient Corp., 5.875%, 10/25/2024	82,800
4,270,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	4,175,206
875,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	870,625
1,805,000	Shriram Transport Finance Co. Ltd., 5.100%, 7/16/2023, 144A	1,263,337
230,000	Shriram Transport Finance Co. Ltd., 5.950%, 10/24/2022	178,028
10,000	Springleaf Finance Corp., 5.375%, 11/15/2029	9,150
10,000	Springleaf Finance Corp., 6.625%, 1/15/2028	9,450
5,000	Springleaf Finance Corp., 6.875%, 3/15/2025	5,036
3,203,000	Springleaf Finance Corp., 7.125%, 3/15/2026	3,170,970
3,535,000	USAA Capital Corp., MTN, 2.625%, 6/01/2021, 144A(a)	3,516,067

		26,205,424

	Financial Other – 0.8%
1,730,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,598,088
6,550,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406%, 2/28/2022, 144A(a)	6,674,122
370,000	Yanlord Land (HK) Co. Ltd., 5.875%, 1/23/2022	351,130

		8,623,340

	Food & Beverage – 2.1%
5,290,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	5,761,677
990,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 4/15/2048	1,047,375
1,000,000	BRF S.A., 4.875%, 1/24/2030, 144A	840,950
1,910,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	1,972,075
1,455,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,320,602
2,305,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049, 144A	2,095,854

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Food & Beverage – continued
$ 715,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	$676,952
630,000	NBM U.S Holdings, Inc., 6.625%, 8/06/2029, 144A	565,362
8,725,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	7,917,937

		22,198,784

	Gaming – 0.3%
3,825,000	Boyd Gaming Corp., 4.750%, 12/01/2027, 144A	3,155,625

	Government Owned - No Guarantee – 1.0%
4,120,000	Export-Import Bank of Korea, 3-month LIBOR + 0.525%, 1.741%, 6/25/2022(a)(b)	4,032,267
18,670,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)(a)	4,734,146
950,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	960,260
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	912,081
1,930,000	YPF S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 44.438%, 7/07/2020, 144A(b)	347,773

		10,986,527

	Health Insurance – 0.3%
300,000	Centene Corp., 4.625%, 12/15/2029, 144A	301,500
3,125,000	Humana, Inc., 2.500%, 12/15/2020	3,110,999

		3,412,499

	Healthcare – 0.8%
1,840,000	CVS Health Corp., 3.750%, 4/01/2030	1,894,565
380,000	Encompass Health Corp., 4.750%, 2/01/2030	372,400
735,000	IQVIA, Inc., 5.000%, 5/15/2027, 144A	751,538
5,990,000	Rede D’or Finance S.a.r.l., 4.500%, 1/22/2030, 144A	5,196,325

		8,214,828

	Home Construction – 1.3%
370,000	CIFI Holdings Group Co. Ltd., 5.500%, 1/23/2022	347,830
2,280,000	Country Garden Holdings Co. Ltd., 6.150%, 9/17/2025	2,172,097
2,585,000	Greenland Global Investment Ltd., 5.875%, 7/03/2024	2,119,084
515,000	Greenland Global Investment Ltd., EMTN, 6.750%, 9/26/2023	455,803

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Home Construction – continued
$ 2,320,000	Kaisa Group Holding Ltd., 11.950%, 10/22/2022, 144A	$2,001,232
1,361,000	Lennar Corp., 4.750%, 11/29/2027	1,357,597
310,000	Lennar Corp., 4.875%, 12/15/2023	303,800
30,000	Lennar Corp., 5.000%, 6/15/2027	27,450
740,000	Shimao Property Holdings Ltd., 4.750%, 7/03/2022	727,109
405,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025	356,339
1,330,000	Sunac China Holdings Ltd., 7.250%, 6/14/2022	1,250,225
355,000	Sunac China Holdings Ltd., 7.500%, 2/01/2024	321,509
2,525,000	Yuzhou Properties Co. Ltd., 8.300%, 5/27/2025	2,109,360

		13,549,435

	Independent Energy – 0.7%
4,360,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	3,259,912
872,000	Bellatrix Exploration Ltd., 8.500%, 9/11/2023(d)(e)(f)(g)(j)	41,507
950,000	Bellatrix Exploration Ltd., 12.500%, (9.500% PIK, 3.000% Cash), 12/15/2023(d)(e)(f)(g)(j)(k)	—
4,155,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A(f)(i)	290,850
5,895,000	California Resources Corp., 8.000%, 12/15/2022, 144A(f)(i)	88,425
515,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	350,160
3,080,000	Gulfport Energy Corp., 6.375%, 5/15/2025(f)(i)	746,900
1,300,000	Hess Corp., 5.600%, 2/15/2041	887,781
640,000	Occidental Petroleum Corp., 2.700%, 8/15/2022	456,349
140,000	Occidental Petroleum Corp., 2.700%, 2/15/2023	82,909
885,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	484,383
340,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	173,966
75,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	39,668
2,075,000	Whiting Petroleum Corp., 6.625%, 1/15/2026(f)(h)(i)	140,063

		7,042,873

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Industrial Other – 0.2%
$ 740,000	CFLD Cayman Investment Ltd., 6.500%, 12/21/2020	$703,008
1,715,000	CFLD Cayman Investment Ltd., 8.600%, 4/08/2024	1,394,089

		2,097,097

	Integrated Energy – 0.3%
2,410,000	Exxon Mobil Corp., 4.327%, 3/19/2050(a)	2,949,796

	Life Insurance – 1.4%
2,770,000	AIA Group Ltd., 3-month LIBOR + 0.520%, 1.636%, 9/20/2021, 144A(a)(b)	2,745,596
2,420,000	MassMutual Global Funding II, 2.500%, 4/13/2022, 144A(a)	2,437,876
6,780,000	New York Life Global Funding, 3-month LIBOR + 0.320%, 2.057%, 8/06/2021, 144A(a)(b)	6,588,933
3,115,000	Reliance Standard Life Global Funding II, 2.150%, 1/21/2023, 144A(a)	3,041,586

		14,813,991

	Local Authorities – 0.2%
216,360,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 32.423%, 5/31/2022, (ARS)(b)	1,374,610
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 37.722%, 4/12/2025, 144A, (ARS)(b)	420,019

		1,794,629

	Lodging – 0.4%
5,145,000	Marriott International, Inc., 3-month LIBOR + 0.650%, 1.649%, 3/08/2021(b)	4,398,081

	Media Entertainment – 2.4%
1,405,000	Cable Onda S.A., 4.500%, 1/30/2030, 144A	1,236,400
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,547,000
3,150,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	2,742,453
415,000	Lamar Media Corp., 3.750%, 2/15/2028, 144A	389,013
825,000	Lamar Media Corp., 4.000%, 2/15/2030, 144A	767,250
855,000	Lamar Media Corp., 5.000%, 5/01/2023	846,450
135,000	Netflix, Inc., 4.875%, 4/15/2028	139,050
1,470,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	1,492,270
490,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	508,449

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Media Entertainment – continued
$1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	$956,750
610,000	ViacomCBS, Inc., 4.200%, 6/01/2029	586,135
935,000	ViacomCBS, Inc., 4.375%, 3/15/2043	828,614
5,330,000	ViacomCBS, Inc., 4.750%, 5/15/2025	5,354,886
270,000	ViacomCBS, Inc., 4.900%, 8/15/2044	239,547
4,030,000	ViacomCBS, Inc., 4.950%, 1/15/2031	3,966,462
270,000	ViacomCBS, Inc., 5.850%, 9/01/2043	276,638
2,125,000	Walt Disney Co. (The), 4.700%, 3/23/2050(a)	2,776,859

		25,654,226

	Metals & Mining – 1.4%
995,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	719,136
3,515,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	2,820,788
425,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	357,797
1,755,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,460,493
3,665,000	Minera Mexico S.A. de CV, 4.500%, 1/26/2050, 144A	3,113,198
6,730,000	POSCO, 2.375%, 11/12/2022, 144A	6,748,373

		15,219,785

	Midstream – 0.9%
5,460,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029, 144A	4,078,892
300,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	286,824
4,960,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	4,765,927
800,000	Tennessee Gas Pipeline Co. LLC, 7.000%, 3/15/2027	895,269

		10,026,912

	Non-Agency Commercial Mortgage-Backed Securities – 3.8%
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.089%, 4/15/2044, 144A(a)(c)	4,404,672
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.537%, 12/10/2044(c)	134,454
790,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 4.305%, 1/15/2034, 144A(b)	676,748

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$ 5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	$4,150,983
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(c)	613,628
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.689%, 11/10/2046, 144A(a)(c)	2,423,199
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.549%, 3/05/2033, 144A(c)	2,412,575
2,170,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.389%, 8/10/2044, 144A(c)	2,063,272
1,695,967	Hospitality Mortgage Trust, Series 2019-HIT, Class C, 1-month LIBOR + 1.600%, 2.305%, 11/15/2036, 144A(b)	1,315,342
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.488%, 6/15/2044, 144A(a)(c)	1,412,078
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.488%, 6/15/2044, 144A(c)(d)(e)	1,760,500
3,973,729	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 7.631%, 8/15/2024, 144A(b)	2,892,187
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 3.455%, 11/15/2027, 144A(b)	858,600
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 4.205%, 11/15/2027, 144A(b)(f)(i)	3,097,866
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 5.105%, 11/15/2027, 144A(b)(d)(e)(f)	2,073,779
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.889%, 5/10/2063, 144A(c)(f)(i)	1,149,067
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.139%, 9/15/2031, 144A(c)	3,540,215
2,987,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.663%, 2/15/2044, 144A(a)(c)	2,888,238
1,809,189	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.681%, 3/15/2044, 144A(c)	1,441,130
605,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.813%, 6/15/2045(a)(c)	567,254
950,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.813%, 6/15/2045, 144A(c)	697,615

		40,573,402

	Oil Field Services – 0.1%
548,000	Yingde Gases Investment Ltd., 6.250%, 1/19/2023, 144A	502,160

	Pharmaceuticals – 1.9%
2,320,000	Bausch Health Cos., Inc., 4.500%, 5/15/2023, (EUR)	2,448,497
6,860,000	Pfizer, Inc., 3.000%, 9/15/2021(a)	7,030,770
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, 144A, (EUR)	1,785,322
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	7,200,112

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Pharmaceuticals – continued
$ 1,860,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025, 144A	$1,841,400

		20,306,101

	Railroads – 0.4%
4,675,000	Union Pacific Corp., 2.950%, 3/01/2022	4,762,719

	Real Estate Operations/Development – 0.2%
400,000	Easy Tactic Ltd., 5.875%, 2/13/2023	328,784
2,175,000	Easy Tactic Ltd., 8.125%, 2/27/2023	1,859,761
370,000	Logan Property Holdings Co. Ltd., 5.250%, 2/23/2023	340,378

		2,528,923

	REITs - Mortgage – 0.3%
3,470,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	2,741,300

	Restaurants – 0.8%
435,000	1011778 B.C. ULC/New Red Finance, Inc., 3.875%, 1/15/2028, 144A	413,250
5,765,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	5,326,283
2,115,000	McDonald’s Corp., MTN, 3.625%, 9/01/2049	2,133,920
920,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	864,800

		8,738,253

	Retailers – 1.2%
5,955,000	Home Depot, Inc. (The), 3-month LIBOR + 0.310%, 1.890%, 3/01/2022(a)(b)	5,784,540
6,635,000	Walmart, Inc., 3-month LIBOR + 0.230%, 1.425%, 6/23/2021(a)(b)	6,538,045

		12,322,585

	Sovereigns – 0.0%
29,460,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 38.041%, 6/21/2020, (ARS)(b)	233,450

	Supermarkets – 0.2%
2,515,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	2,541,156

	Technology – 1.9%
170,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	162,413
6,155,000	Broadcom, Inc., 4.750%, 4/15/2029, 144A(a)	6,243,340

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Technology – continued
$ 1,305,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	$1,303,042
5,645,000	Micron Technology, Inc., 5.327%, 2/06/2029	6,165,307
2,305,000	MSCI, Inc., 3.625%, 9/01/2030, 144A	2,186,869
1,325,000	MSCI, Inc., 4.000%, 11/15/2029, 144A	1,316,228
1,660,000	Nokia OYJ, EMTN, 2.000%, 3/11/2026, (EUR)	1,631,254
230,000	Open Text Corp., 3.875%, 2/15/2028, 144A	217,141
530,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	498,333
535,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	557,582

		20,281,509

	Transportation Services – 1.3%
5,050,000	FedEx Corp., 3.400%, 1/14/2022	5,079,103
1,645,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,387,738
5,805,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.650%, 7/29/2021, 144A	5,877,071
1,560,000	United Parcel Service, Inc., 5.300%, 4/01/2050(a)	2,043,687

		14,387,599

	Treasuries – 1.3%
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	14,311,766

	Wireless – 0.8%
860,000	Bharti Airtel Ltd., 4.375%, 6/10/2025	795,675
1,985,000	IHS Netherlands Holdco BV, 7.125%, 3/18/2025, 144A	1,627,402
3,170,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	2,425,652
1,130,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	983,100
330,000	Sprint Capital Corp., 6.875%, 11/15/2028	376,926
575,000	Sprint Communications, Inc., 7.000%, 8/15/2020	575,345
855,000	Sprint Corp., 7.250%, 9/15/2021	881,249
550,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	562,375

		8,227,724

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
	Non-Convertible Bonds – continued
	Wirelines – 0.3%
$ 470,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	$467,133
1,150,000	Level 3 Financing, Inc., 5.375%, 8/15/2022	1,155,750
1,175,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,163,250
530,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	548,550
290,000	Verizon Communications, Inc., 4.000%, 3/22/2050	342,964

		3,677,647

	Total Non-Convertible Bonds (Identified Cost $917,501,198)	821,274,122

Convertible Bonds – 1.3%
	Cable Satellite – 0.6%
4,280,000	DISH Network Corp., 2.375%, 3/15/2024	3,391,900
4,060,000	DISH Network Corp., 3.375%, 8/15/2026	3,296,117

		6,688,017

	Diversified Manufacturing – 0.1%
600,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	457,500

	Independent Energy – 0.0%
1,280,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(d)(f)(i)	38,400

	Pharmaceuticals – 0.3%
3,460,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	3,625,847

	Technology – 0.3%
2,590,000	CalAmp Corp., 2.000%, 8/01/2025	1,686,090
910,000	Microchip Technology, Inc., 1.625%, 2/15/2027	933,972
630,000	Palo Alto Networks, Inc., 0.750%, 7/01/2023	608,072

		3,228,134

	Total Convertible Bonds (Identified Cost $17,302,574)	14,037,898

	Total Bonds and Notes (Identified Cost $934,803,772)	835,312,020

Principal Amount (‡)	Description	Value (†)
Senior Loans – 1.6%
	Automotive – 0.1%
$ 606,335	KAR Auction Services, Inc., 2019 Term Loan B6, 9/19/2026(l)	$557,828

	Building Materials – 0.3%
302,408	American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1/15/2027(l)	284,263
2,588,073	Jeld-Wen, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 2.000%, 3.450%, 12/14/2024(b)	2,269,093
1,336,650	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 2/01/2027(l)	1,229,718

		3,783,074

	Cable Satellite – 0.2%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(b)	1,962,863

	Independent Energy – 0.0%
811,000	California Resources Corp., 2017 1st Lien Term Loan, 3-month LIBOR + 4.750%, 6.363%, 12/31/2022(b)(f)(i)	178,420
3,740,000	Gavilan Resources LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 6.989%, 3/01/2024(b)(f)(i)	336,600

		515,020

	Industrial Other – 0.1%
975,000	Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, 1-month LIBOR + 1.750%”, 2.739%, 3/01/2027(b)	911,625

	Media Entertainment – 0.1%
784,983	Lamar Media Corp., 2020 Term Loan B, 1-month LIBOR + 1.500%, 2.516%, 2/05/2027(b)	743,772

	Packaging – 0.1%
780,000	Reynolds Consumer Products, Inc., Term Loan, 3-month LIBOR + 1.750%”, 3.501%, 2/04/2027(b)	730,860

	Pharmaceuticals – 0.1%
1,545,000	Elanco Animal Health, Inc., Term Loan B, 2/04/2027(l)	1,460,025

	Technology – 0.4%
4,569,287	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 2.739%, 1/02/2026(b)	4,295,130

	Transportation Services – 0.2%
2,429,578	Uber Technologies, Inc., 2018 Incremental Term Loan, 1-month LIBOR + 3.500%, 4.489%, 7/13/2023(b)	2,254,649

	Total Senior Loans (Identified Cost $22,011,412)	17,214,846

Collateralized Loan Obligations – 5.2%
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 4.190%, 1/15/2033, 144A(b)	1,163,835
2,140,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 3.040%, 1/15/2033, 144A(a)(b)	1,758,628

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – continued
$ 3,175,000	Apidos CLO, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 3.601%, 4/15/2033, 144A(a)(b)	$2,608,913
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 3.793%, 7/16/2031, 144A(b)	393,221
475,000	Apidos CLO XXXII, Series 2019-32A, Class D, 3-month LIBOR + 3.500%, 5.183%, 1/20/2033, 144A(b)	324,602
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 3.577%, 4/15/2029, 144A(a)(b)	750,908
1,225,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 3.969%, 10/20/2029, 144A(a)(b)	1,003,827
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 3.627%, 1/20/2031, 144A(b)	322,452
500,000	Catamaran CLO Ltd., Series 2013-1A, Class CR, 3-month LIBOR + 1.800%, 3.594%, 1/27/2028, 144A(b)	412,924
265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 3.701%, 4/24/2030, 144A(b)	219,391
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 3.777%, 10/18/2030, 144A(a)(b)	601,853
250,000	Cook Park CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 1.750%, 3.586%, 4/17/2030, 144A(b)	202,448
2,365,519	CVP Cascade CLO Ltd., Series 2014-2A, Class A1R, 3-month LIBOR + 1.200%, 3.019%, 7/18/2026, 144A(a)(b)	2,345,285
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 7.681%, 10/15/2030, 144A(b)	514,519
250,000	Dryden Senior Loan Fund, Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 3.569%, 4/18/2031, 144A(b)	200,211
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.850%, 3.681%, 4/15/2029, 144A(b)	246,444
3,894,450	Elevation CLO Ltd., Series 2015-4A, Class AR, 3-month LIBOR + 0.990%, 2.809%, 4/18/2027, 144A(a)(b)	3,855,499
239,543	Galaxy XXIX CLO Ltd., Series 2018-29A, Class A, 3-month LIBOR + 0.790%, 2.482%, 11/15/2026, 144A(a)(b)	231,629
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 7.533%, 11/22/2031, 144A(b)	784,224
320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 3.719%, 4/20/2030, 144A(b)	259,522
971,659	Halcyon Loan Advisors Funding Ltd., Series 2014-2A, Class A1BR, 3-month LIBOR + 1.180%, 2.975%, 4/28/2025, 144A(a)(b)	970,648
2,996,483	Jamestown CLO VII Ltd., Series 2015-7A, Class A1R, 3-month LIBOR + 0.830%, 2.624%, 7/25/2027, 144A(a)(b)	2,900,732
259,725	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3-month LIBOR + 1.200%, 3.019%, 10/20/2026, 144A(a)(b)	257,695
1,175,000	Madison Park Funding XII Ltd., Series 2014-12A, Class B1R, 3-month LIBOR + 1.650%, 3.469%, 7/20/2026, 144A(a)(b)	1,035,189
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 3.956%, 1/23/2031, 144A(b)	387,343
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 4.806%, 1/23/2031, 144A(b)	206,848
680,000	Milso CLO Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 1.900%, 3.587%, 10/20/2030, 144A(a)(b)	558,642
3,883,040	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3-month LIBOR + 0.820%, 2.668%, 10/13/2027, 144A(a)(b)	3,759,130
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 3.516%, 1/28/2030, 144A(a)(b)	2,710,900
500,000	Neuberger Berman CLO Ltd., Series 2017-26A, Class C, 3-month LIBOR + 1.750%, 3.569%, 10/18/2030, 144A(b)	405,576

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – continued
$ 2,909,746	OCP CLO Ltd., Series 2015-10A, Class A1R, 3-month LIBOR + 0.820%, 2.614%, 10/26/2027, 144A(a)(b)	$2,819,358
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 7.569%, 10/20/2030, 144A(b)	284,837
600,000	Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R, 3-month LIBOR + 0.850%, 2.681%, 7/15/2027, 144A(a)(b)	564,124
3,605,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 3.306%, 4/18/2033, 144A(a)(b)(d)(e)	2,936,272
3,125,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 3.683%, 1/20/2033, 144A(a)(b)	2,568,172
250,000	OZLM XIII Ltd., Series 2015-13A, Class A1R, 3-month LIBOR + 1.080%, 2.850%, 7/30/2027, 144A(a)(b)	242,342
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 3.769%, 7/20/2030, 144A(b)	246,455
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 3.713%, 7/20/2029, 144A(a)(b)	2,138,525
3,366,067	Parallel Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.850%, 2.669%, 7/20/2027, 144A(a)(b)	3,261,798
1,645,000	Parallel Ltd., Series 2018-2A, Class B, 3-month LIBOR + 2.150%, 3.969%, 10/20/2031, 144A(a)(b)	1,296,618
340,000	Recette CLO LLC, Series 2015-1A, Class DR, 3-month LIBOR + 2.750%, 4.569%, 10/20/2027, 144A(b)	269,609
292,424	Recette CLO Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.920%, 2.739%, 10/20/2027, 144A(a)(b)	283,594
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 3.154%, 10/15/2029, 144A(a)(b)	2,221,119
250,000	Sound Point CLO XIV Ltd., Series 2016-3A, Class AR, 3-month LIBOR + 1.150%, 2.956%, 1/23/2029, 144A(a)(b)	240,633
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 3.660%, 4/15/2033, 144A(a)(b)	846,434
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 3.785%, 4/20/2033, 144A(b)	501,278
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 7.544%, 7/25/2031, 144A(b)	498,220
160,426	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 3-month LIBOR + 0.800%, 2.413%, 2/28/2026, 144A(a)(b)	155,157
1,114,088	Venture XX CLO Ltd., Series 2015-20A, Class AR, 3-month LIBOR + 0.820%, 2.651%, 4/15/2027, 144A(a)(b)	1,079,264
140,809	Voya CLO Ltd., Series 2014-3A, Class A1R, 3-month LIBOR + 0.720%, 2.514%, 7/25/2026, 144A(a)(b)	138,738
1,984,411	West CLO Ltd., Series 2014-1A, Class A1R, 3-month LIBOR + 0.920%, 2.739%, 7/18/2026, 144A(a)(b)	1,970,989

	Total Collateralized Loan Obligations (Identified Cost $64,550,757)	55,956,574

Loan Participations – 0.1%
	ABS Other – 0.1%
1,061,479	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037 (Identified Cost $1,059,162)	977,924

Shares	Description	Value (†)
Common Stocks – 1.9%
	Aerospace & Defense – 0.0%
464	Lockheed Martin Corp.	$157,273
218	Northrop Grumman Corp.	65,956

		223,229

	Air Freight & Logistics – 0.1%
8,781	Expeditors International of Washington, Inc.	585,868

	Banks – 0.0%
2,534	Citigroup, Inc.	106,732
2,283	Citizens Financial Group, Inc.	42,943

		149,675

	Beverages – 0.0%
628	PepsiCo, Inc.	75,423

	Biotechnology – 0.0%
2,228	AbbVie, Inc.	169,751
821	Amgen, Inc.	166,442

		336,193

	Building Products – 0.0%
4,821	Johnson Controls International PLC	129,974

	Capital Markets – 0.1%
2,774	Blackstone Group, Inc. (The), Class A	126,411
539	S&P Global, Inc.	132,082
1,460	T. Rowe Price Group, Inc.	142,569

		401,062

	Chemicals – 0.1%
138,555	Hexion Holdings Corp., Class B(f)(h)(i)	1,402,869

	Communications Equipment – 0.0%
4,253	Cisco Systems, Inc.	167,185

	Construction Materials – 0.1%
673,076	Cemex SAB de CV, Sponsored ADR	1,426,921

	Diversified Telecommunication Services – 0.2%
75,171	AT&T, Inc.	2,191,235
3,300	Verizon Communications, Inc.	177,309

		2,368,544

	Electric Utilities – 0.1%
1,925	Duke Energy Corp.	155,694
619	Entergy Corp.	58,167
2,751	Evergy, Inc.	151,443
2,507	FirstEnergy Corp.	100,455

		465,759

	Electrical Equipment – 0.0%
1,935	Eaton Corp. PLC	150,330

Shares	Description	Value (†)
Common Stocks – continued
	Food Products – 0.0%
2,179	Tyson Foods, Inc., Class A	$126,099

	Health Care Equipment & Supplies – 0.0%
1,739	Medtronic PLC	156,823

	Health Care Providers & Services – 0.1%
2,137	AmerisourceBergen Corp.	189,125
486	Anthem, Inc.	110,341
541	Humana, Inc.	169,885
669	UnitedHealth Group, Inc.	166,835

		636,186

	Hotels, Restaurants & Leisure – 0.2%
488	Domino’s Pizza, Inc.	158,146
875	McDonald’s Corp.	144,681
8,882	Starbucks Corp.	583,903
15,079	Yum China Holdings, Inc.	642,818
1,505	Yum! Brands, Inc.	103,138

		1,632,686

	Household Durables – 0.0%
3,265	DR Horton, Inc.	111,010
1,876	Garmin Ltd.	140,625

		251,635

	Household Products – 0.0%
1,592	Procter & Gamble Co. (The)	175,120

	Independent Power & Renewable Electricity Producers – 0.0%
7,233	AES Corp. (The)	98,369

	Industrial Conglomerates – 0.0%
1,087	Honeywell International, Inc.	145,430

	Insurance – 0.1%
1,629	Allstate Corp. (The)	149,428
4,605	Fidelity National Financial, Inc.	114,572
3,903	MetLife, Inc.	119,315

		383,315

	Internet & Direct Marketing Retail – 0.1%
337	Booking Holdings, Inc.(h)	453,373

	IT Services – 0.1%
788	Accenture PLC, Class A	128,649
1,291	Fidelity National Information Services, Inc.	157,037
1,656	Leidos Holdings, Inc.	151,773
586	MasterCard, Inc., Class A	141,554
2,351	Paychex, Inc.	147,925
345	Visa, Inc., Class A	55,586

		782,524

Shares	Description	Value (†)
Common Stocks – continued
	Machinery – 0.0%
1,354	Caterpillar, Inc.	$157,118
1,109	Illinois Tool Works, Inc.	157,611

		314,729

	Media – 0.0%
4,589	Comcast Corp., Class A	157,770
2,113	Interpublic Group of Cos., Inc. (The)	34,209
2,544	Omnicom Group, Inc.	139,666

		331,645

	Multi-Utilities – 0.0%
2,294	Dominion Energy, Inc.	165,604

	Multiline Retail – 0.0%
1,729	Target Corp.	160,745

	Oil, Gas & Consumable Fuels – 0.0%
349,549	Bellatrix Exploration Ltd.(d)(e)(f)(g)(h)	—
1,884	Dommo Energia S.A., Sponsored ADR(h)	678
73,856	Whiting Petroleum Corp.(h)	49,513

		50,191

	Personal Products – 0.1%
3,082	Estee Lauder Cos., Inc. (The), Class A	491,086

	Pharmaceuticals – 0.1%
3,152	Bristol-Myers Squibb Co.	175,693
1,197	Eli Lilly & Co.	166,048
1,317	Johnson & Johnson	172,698
2,336	Merck & Co., Inc.	179,732
1,433	Pfizer, Inc.	46,773

		740,944

	REITs - Storage – 0.0%
6,125	Iron Mountain, Inc.	145,775

	Semiconductors & Semiconductor Equipment – 0.2%
3,018	Applied Materials, Inc.	138,285
608	Broadcom, Inc.	144,157
3,056	Intel Corp.	165,391
3,478	KLA Corp.	499,927
609	Lam Research Corp.	146,160
652	NVIDIA Corp.	171,867
8,795	QUALCOMM, Inc.	594,982
1,512	Texas Instruments, Inc.	151,094

		2,011,863

	Software – 0.0%
1,083	Microsoft Corp.	170,800
3,552	Oracle Corp.	171,668

		342,468

Shares	Description	Value (†)
Common Stocks – continued
	Specialty Retail – 0.0%
2,264	Best Buy Co., Inc.	$129,048
844	Home Depot, Inc. (The)	157,583

		286,631

	Technology Hardware, Storage & Peripherals – 0.1%
2,802	Apple, Inc.	712,521
9,079	HP, Inc.	157,611

		870,132

	Textiles, Apparel & Luxury Goods – 0.1%
1,414	LVMH Moet Hennessy Louis Vuitton SE	518,586
6,477	NIKE, Inc., Class B	535,907

		1,054,493

	Tobacco – 0.0%
4,471	Altria Group, Inc.	172,894
2,297	Philip Morris International, Inc.	167,589

		340,483

	Total Common Stocks (Identified Cost $41,604,129)	20,031,381

Preferred Stocks – 0.8%
Convertible Preferred Stocks – 0.4%
	Food & Beverage – 0.3%
42,272	Bunge Ltd., 4.875%	3,688,655

	Midstream – 0.0%
1,714	Chesapeake Energy Corp., 5.750%(f)(i)	48,816
2,329	El Paso Energy Capital Trust I, 4.750%	100,147

		148,963

	Technology – 0.1%
710	Broadcom, Inc., Series A, 8.000%	663,395

	Total Convertible Preferred Stocks (Identified Cost $5,783,015)	4,501,013

Non-Convertible Preferred Stocks – 0.4%
	Cable Satellite – 0.4%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(a) (Identified Cost $4,040,000)	4,040,000

	Total Preferred Stocks (Identified Cost $9,823,015)	8,541,013

Principal Amount (‡)	Description	Value (†)
Other Investments – 0.1%
	Aircraft ABS – 0.1%
$ 900	ECAF I Blocker Ltd.(d)(e)(f)(g) (Identified Cost $9,000,000)	$1,020,600

Short-Term Investments – 4.1%
38,482,254	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2020 at 0.000% to be repurchased at $38,482,254 on 4/01/2020 collateralized by $38,600,000 U.S. Treasury Note 0.500% due 3/15/2023 valued at $38,851,981; $395,000 U.S. Treasury Note 1.750% due 11/30/2021 valued at $407,367 including accrued interest(m)	38,482,254
5,755,000	U.S. Treasury Bills, 1.875%, 6/18/2020(n)(o)	5,753,843

	Total Short-Term Investments (Identified Cost $44,213,874)	44,236,097

	Total Investments – 91.8% (Identified Cost $1,127,066,121)	983,290,455
	Other assets less liabilities – 8.2%	88,221,685

	Net Assets – 100.0%	$1,071,512,140

Written Options – (0.0%)

Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities – (0.0%)
Allstate Corp. (The), Call	4/17/2020	125.00	(600)	$(55,038)	$(880)	$(126)
Amgen, Inc., Call	4/17/2020	230.00	(400)	(81,092)	(1,047)	(180)
Applied Materials, Inc., Call	4/17/2020	70.00	(1,500)	(68,730)	(1,256)	(113)
AT&T, Inc., Call	4/17/2020	39.00	(3,600)	(104,940)	(2,330)	(108)
Bristol-Myers Squibb Co., Call	4/17/2020	67.50	(3,100)	(172,794)	(2,750)	(46)
Broadcom, Inc., Call	4/17/2020	330.00	(400)	(94,840)	(1,085)	(10)
Citigroup, Inc., Call	4/17/2020	80.00	(1,200)	(50,544)	(813)	(72)
Comcast Corp., Call	4/17/2020	47.50	(3,200)	(110,016)	(1,431)	(80)
Eaton Corp. PLC, Call	4/17/2020	110.00	(1,300)	(100,997)	(802)	(130)
Fidelity National Information Services, Inc., Call	4/17/2020	160.00	(600)	(72,984)	(1,138)	(600)
Garmin Ltd., Call	4/17/2020	105.00	(1,300)	(97,448)	(529)	(65)
Home Depot, Inc. (The), Call	4/17/2020	260.00	(500)	(93,355)	(939)	(50)
Intel Corp., Call	4/17/2020	67.50	(2,100)	(113,652)	(1,737)	(84)
Interpublic Group of Cos., Inc. (The), Call	4/17/2020	25.00	(1,000)	(16,190)	(297)	(100)
Iron Mountain, Inc., Call	4/17/2020	35.00	(3,000)	(71,400)	(891)	(75)
Johnson & Johnson, Call	4/17/2020	150.00	(600)	(78,678)	(1,720)	(240)
Johnson Controls, Inc., Call	4/17/2020	44.00	(2,400)	(64,704)	(833)	(288)
MasterCard, Inc., Call	4/17/2020	355.00	(200)	(48,312)	(663)	(55)

Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
McDonald’s Corp., Call	4/17/2020	220.00	(400)	$(66,140)	$(991)	$(14)
MetLife, Inc., Call	4/17/2020	52.50	(3,100)	(94,767)	(1,510)	(155)
Microsoft Corp., Call	4/17/2020	190.00	(700)	(110,397)	(1,342)	(126)
NVIDIA Corp., Call	4/17/2020	330.00	(500)	(131,800)	(1,644)	(148)
Omnicom Group, Inc., Call	4/17/2020	80.00	(1,700)	(93,330)	(1,338)	(255)
Oracle Corp. Call	4/17/2020	57.50	(2,400)	(115,992)	(1,177)	(156)
QUALCOMM, Inc., Call	4/17/2020	95.00	(1,500)	(101,475)	(1,226)	(67)
T Rowe Price Group, Inc., Call	4/17/2020	140.00	(500)	(48,825)	(789)	(188)
Target Corp., Call	4/17/2020	125.00	(1,200)	(111,564)	(1,976)	(42)
Texas Instruments, Inc., Call	4/17/2020	135.00	(700)	(69,951)	(677)	(3)
Verizon Communications, Inc., Call	4/17/2020	60.00	(1,300)	(69,849)	(932)	(98)

Total					$(34,743)	$(3,674)

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.
Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers.

Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively.

Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“Cboe”).

Option contracts on foreign indices are priced at the most recent settlement price.

Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively.

Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available.

Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of March 31, 2020, securities and other investments of the funds included in net assets were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$ 8,309,025	0.8%	$ 10,904,960	1.0%

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(††)	Options on securities are expressed as shares.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of March 31, 2020 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs.
(e)	Fair valued by the Fund’s adviser. At March 31, 2020, the value of these securities amounted to $10,904,960 or 1.0% of net assets.
(f)	Illiquid security.
(g)	Securities subject to restriction on resale. At March 31, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Bellatrix Exploration Ltd., 8.500%	6/04/2019	$854,560	$41,507	Less than 0.1%
Bellatrix Exploration Ltd., 12.500% (9.500% PIK, 3.000% Cash)	6/04/2019	627,000	—	—
Bellatrix Exploration Ltd.	6/04/2019	439,289	—	—
ECAF I Blocker Ltd.	6/18/2015	9,000,000	1,020,600	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	2,167,551	1,791,264	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	965,374	552,966	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	2,657,606	—	—

(h)	Non-income producing security.
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At March 31, 2020, the value of these securities amounted to $8,309,025 or 0.8% of net assets.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were made during the period.
(l)	Position is unsettled. Contract rate was not determined at March 31, 2020 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(m)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.
(n)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the value of Rule 144A holdings amounted to $549,463,926 or 51.2% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARS	Auction Rate Security
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SLM	Sallie Mae
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real

CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as receivable or payable. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At March 31, 2020, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Enel SpA	(1.00%)	6/20/2023	550,000	EUR	$(206)	$(8,333)	$(9,864)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Buy Protection – continued
Morgan Stanley Capital Services, Inc.	Enel SpA	(1.00%)	12/20/2023	6,115,000	EUR	$30,505	$(80,347)	$(130,169)

Total							$(88,680)	$(140,033)

At March 31, 2020, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Market Value	Unrealized Appreciation (Depreciation)
CDX.HY Series 34 500, 5-Year	5.00%	06/20/2025	6.56%	99,220,000	$(6,369,923)	$(1,047,822)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
[1]	Payments are made quarterly.
^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	4/23/2020	CAD	S	3,020,000	$2,092,848	$2,146,534	$(53,686)
Bank of America, N.A.	4/23/2020	EUR	S	1,665,000	1,793,688	1,837,756	(44,068)
Bank of America, N.A.	4/14/2020	IDR	B	89,661,180,000	6,479,345	5,491,421	(987,924)
Bank of America, N.A.	4/14/2020	IDR	S	89,661,180,000	6,474,199	5,491,421	982,778

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	4/15/2020	JPY	B	2,853,120,000	$26,186,848	$26,547,913	$361,065
Bank of America, N.A.	4/15/2020	JPY	S	2,853,120,000	26,085,908	26,547,914	(462,006)
Bank of America, N.A.	4/15/2020	NOK	B	130,790,000	14,694,713	12,581,192	(2,113,521)
Bank of America, N.A.	4/15/2020	NOK	S	130,790,000	14,082,308	12,581,192	1,501,116
Bank of America, N.A.	4/15/2020	PLN	B	24,805,000	6,513,576	5,995,764	(517,812)
Bank of America, N.A.	4/15/2020	PLN	S	24,805,000	6,358,300	5,995,764	362,536
Barclays Bank PLC	4/14/2020	EUR	B	11,720,000	13,108,000	12,931,230	(176,770)
Barclays Bank PLC	4/14/2020	EUR	S	11,720,000	12,857,191	12,931,229	(74,038)
Barclays Bank PLC	4/23/2020	EUR	S	1,955,000	2,099,768	2,157,846	(58,078)
Citibank N.A.	4/30/2020	BRL	B	27,615,000	6,515,738	5,304,935	(1,210,803)
Citibank N.A.	4/30/2020	BRL	S	27,615,000	6,368,038	5,304,935	1,063,103
Deutsche Bank AG	4/30/2020	GBP	S	1,400,000	1,826,462	1,739,988	86,474
Goldman Sachs & Co.	4/14/2020	MXN	B	122,235,000	6,421,929	5,143,875	(1,278,054)
Goldman Sachs & Co.	4/14/2020	MXN	S	122,235,000	6,384,863	5,143,875	1,240,988
HSBC Bank USA	4/22/2020	AUD	B	19,130,000	13,197,557	11,768,140	(1,429,417)
HSBC Bank USA	4/22/2020	AUD	S	19,130,000	12,798,257	11,768,140	1,030,117
HSBC Bank USA	4/13/2020	CAD	B	16,995,000	13,027,681	12,077,977	(949,704)
HSBC Bank USA	4/13/2020	CAD	S	16,995,000	12,773,202	12,077,977	695,225
HSBC Bank USA	5/13/2020	EUR	S	590,000	647,834	651,740	(3,906)
HSBC Bank USA	4/15/2020	SEK	B	61,835,000	6,545,950	6,252,576	(293,374)
HSBC Bank USA	4/15/2020	SEK	S	61,835,000	6,408,602	6,252,576	156,026
Morgan Stanley Capital Services, Inc.	4/07/2020	COP	S	18,400,000,000	5,507,498	4,528,706	978,792
Morgan Stanley Capital Services, Inc.	6/16/2020	EUR	S	1,175,000	1,313,293	1,299,625	13,668
Morgan Stanley Capital Services, Inc.	6/16/2020	EUR	S	375,000	409,831	414,774	(4,943)
Morgan Stanley Capital Services, Inc.	6/30/2020	EUR	S	1,480,000	1,641,302	1,637,810	3,492
Morgan Stanley Capital Services, Inc.	4/14/2020	NZD	B	9,810,000	6,518,451	5,852,862	(665,589)
Morgan Stanley Capital Services, Inc.	4/14/2020	NZD	S	9,810,000	6,433,790	5,852,862	580,928
Morgan Stanley Capital Services, Inc.	4/30/2020	ZAR	S	315,790,000	21,369,939	17,581,908	3,788,031
UBS AG	4/22/2020	THB	S	471,555,000	$15,518,824	$14,369,460	$1,149,364

Total							$3,670,010

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	6/19/2020	53	$7,105,573	$6,809,705	$(295,868)

At March 31, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	6/19/2020	147	$32,860,932	$32,615,625	$245,307

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$96,094,966	$728,072	(a)	$96,823,038
ABS Other	—	57,387,165	2,344,230	(b)(c)	59,731,395
Independent Energy	—	7,001,366	41,507	(a)(c)	7,042,873
Non-Agency Commercial Mortgage-Backed Securities	—	36,739,123	3,834,279	(a)	40,573,402
All Other Non-Convertible Bonds*	—	617,103,414	—		617,103,414

Total Non-Convertible Bonds	—	814,326,034	6,948,088		821,274,122

Convertible Bonds
Independent Energy	—	—	38,400	(d)	38,400
All Other Convertible Bonds*	—	13,999,498	—		13,999,498

Total Convertible Bonds	—	13,999,498	38,400		14,037,898

Total Bonds and Notes	—	828,325,532	6,986,488		835,312,020

Senior Loans*	—	17,214,846	—		17,214,846
Collateralized Loan Obligations	—	53,020,302	2,936,272	(a)	55,956,574
Loan Participations*	—	977,924	—		977,924
Common Stocks
Chemicals	—	1,402,869	—		1,402,869
Oil, Gas & Consumable Fuels	50,191	—	—	(c)	50,191
Textiles, Apparel & Luxury Goods	535,907	518,586	—		1,054,493
All Other Common Stocks*	17,523,828	—	—		17,523,828

Total Common Stocks	18,109,926	1,921,455	—		20,031,381

Preferred Stocks
Convertible Preferred Stocks
Food & Beverage	—	3,688,655	—		3,688,655
Midstream	100,147	48,816	—		148,963
Technology	663,395	—	—		663,395

Total Convertible Preferred Stocks	763,542	3,737,471			4,501,013

Non-Convertible Preferred Stocks*	—	4,040,000	—		4,040,000

Total Preferred Stocks	763,542	7,777,471	—		8,541,013

Other Investments*	—	—	1,020,600	(a)	1,020,600
Short-Term Investments	—	44,236,097	—		44,236,097

Total Investments	18,873,468	953,473,627	10,943,360		983,290,455

Forward Foreign Currency Contracts (unrealized appreciation)	—	13,993,703	—		13,993,703
Futures Contracts (unrealized appreciation)	245,307	—	—		245,307

Total	$19,118,775	$967,467,330	$10,943,360		$997,529,465

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(3,674)	$—	$—	$(3,674)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(140,033)	—	(140,033)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(1,047,822)	—	(1,047,822)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(10,323,693)	—	(10,323,693)
Futures Contracts (unrealized depreciation)	(295,868)	—	—	(295,868)

Total	$(299,542)	$(11,511,548)	$—	$(11,811,090)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Fair valued by the Fund’s adviser.
(b)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker.
(c)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.
(d)	Valued using broker-dealer bid prices.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2019 and/or March 31, 2020:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$801,522		$—	$2,314	$(51,006)	$—	$(24,758)	$—	$—	$728,072		$(49,943)
ABS Other	2,337,230(a	)	—	—	(47,899)	54,899	—	—	—	2,344,230(a	)	(47,899)
Independent Energy	523,200(a	)	13,046	—	(494,739)	—	—	—	—	41,507(a	)	(494,739)
Non-Agency Commercial Mortgage-Backed Securities	2,770,066		—	—	(1,380,779)	—	—	2,444,992	—	3,834,279		(1,380,779)
Convertible Bonds
Independent Energy	—		240	—	(571,612)	—	—	609,772	—	38,400		(571,612)
Collateralized Loan Obligations	475,000		—	—	(668,728)	3,605,000	—	—	(475,000)	2,936,272		(668,728)
Common Stocks
Oil, Gas & Consumable Fuels	— (a	)	—	—	—	—	—	—	—	— (a	)	—
Preferred Stocks
Midstream	293,900		—	—	—	—	—	—	(293,900)	—		—
Other Investments
Aircraft ABS	7,776,000		—	—	(6,755,400)	—	—	—	—	1,020,600		(6,755,400)
Equity Linked Notes	688,113		—	36,124	(30,859)	—	(693,378)	—	—	—		—

Total	$15,665,031		$13,286	$38,438	$(10,001,022)	$3,659,899	$(718,136)	$3,054,764	$(768,900)	$10,943,360		$(9,969,100)

(a)	Includes securities fair valued at zero using level 3 inputs.

A debt security valued at $2,444,992 was transferred from Level 2 to Level 3 during the period ended March 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At March 31, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the security.

A debt security valued at $609,772 was transferred from Level 2 to Level 3 during the period ended March 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At March 31, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $475,000 was transferred from Level 3 to Level 2 during the period ended March 31, 2020. At December 31, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At March 31, 2020 this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A preferred stock valued at $293,900 was transferred from Level 3 to Level 2 during the period ended March 31, 2020. At December 31, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At March 31, 2020, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

The Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the period ended March 31, 2020, the Fund used futures, forward foreign currency contracts, option contracts, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended March 31, 2020, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the period ended March 31, 2020, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended March 31, 2020, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of March 31, 2020:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$13,993,703	$—	$13,993,703
Exchange-traded/cleared asset derivatives
Interest rate contracts	—	245,307	245,307

Total asset derivatives	$13,993,703	$245,307	$14,239,010

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(10,323,693)	$—	$—	$(10,323,693)
Credit contracts	—	—	—	(88,680)	(88,680)

Total over-the counter liability derivatives	$—	$(10,323,693)	$—	$(88,680)	$(10,412,373)

Exchange-traded/cleared liability derivatives
Equity contracts	$(3,674)	$—	$(295,868)	$—	$(299,542)
Credit contracts	—	—	—	(6,369,923)	(6,369,923)

Total exchange-traded/cleared liability derivatives	$(3,674)	$—	$(295,868)	$(6,369,923)	$(6,669,465)

Total liability derivatives	$(3,674)	$(10,323,693)	$(295,868)	$(6,458,603)	$(17,081,838)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2020, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty:	Derivatives	Collateral Pledged
Bank of America, N.A.	$(979,855)	$980,000
Barclays Bank PLC	(308,886)	310,000
Citibank N.A.	(147,700)	150,000
Goldman Sachs & Co.	(37,066)	—
HSBC Bank USA	(795,033)	620,000

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2020:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$50,962,543	$35,917,896

Net loss amount reflects cash and securities received as collateral of $4,844,373. Securities received as collateral are valued in accordance with the Fund’s valuation policies.

Industry Summary at March 31, 2020 (Unaudited)

ABS Car Loan	10.0%
ABS Home Equity	9.0
ABS Other	5.7
Banking	4.6
Non-Agency Commercial Mortgage-Backed Securities	3.8
Automotive	3.2
ABS Whole Business	3.0
Technology	2.7
Media Entertainment	2.5
Finance Companies	2.4
Pharmaceuticals	2.4
Food & Beverage	2.4
Cable Satellite	2.1
Other Investments, less than 2% each	28.7
Collateralized Loan Obligations	5.2
Short-Term Investments	4.1

Total Investments	91.8
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	8.2

Net Assets	100.0%